ALPHA O. DIALLO
AVOCAT A LA COUR

COLLABORATEURS
MAITRES AHMADOU BARRY
MOUSTAPHA SALL
AVOCATS A LA COUR

OPINION JURIDIQUE

J'ai été engagé en qualité d'avocat inscrit au Tableau de l'Ordre des Avocats de la République de Guinée, sous le Numéro 25 du 19 Octobre 1989, par Hyperdynamics Corporation en vue d'évaluer la conformité au droit de la République de Guinée du contrat décrit comme suit:

Contrat de partage de production de 2006:
Contrat de partage de production d'hydrocarbures entre
La République de Guinée et SCS Corporation

Date de signature:	22 septembre 2006
Date d'effet:	22 septembre 2006

DOCUMENTS EXAMINES:

1/ L'Ordonnance numéro 119/PRG/86 du 23 Septembre 1986 portant Code Pétrolier de la République de Guinée et ses Annexes.

2/ Le Décret numéro 168/PRG/86 du 23 Septembre 1986 portant application du Code Pétrolier.

3/ Le Contrat Type de Partage de Production d'Hydrocarbures de 1987 et ses Annexes.

4/ L'Accord de Partage de la Production et des Royalties passé entre la République de Guinée et US OIL Corp, le 14 novembre 1995 et ses Annexes.

5/ L'Accord de Partage de la Production et des Royalties passé entre la République de Guinée et US OIL Corp, le 29 Octobre 2002 et ses Annexes.

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6/ Le Contrat de sous-traitance passé le 10 Décembre 2002 entre US OIL Corp. Et SCS Corporation.

7/ Le Contrat de Partage de Production d'Hydrocarbures passé le 22 Septembre 2006 entre la République de Guinée et SCS Corporation et ses Annexes.

8/ Le projet d'Amendement des Articles 5.1, 5.2, 13.4al2, 16.2al2, 19.3 et 23.1 du Contrat de Partage de Production de Septembre 2006.

DESCRIPTION DES TRAVAUX EFFECTUES

J'ai lu et examiné le contrat de Partage de Production d'Hydrocarbures de Septembre 2006 ainsi que les autres documents cités plus haut sur la base de mon expertise en matière de droit de la République de Guinée.

Mon examen a été réalisé en vue de la formulation d'une opinion juridique quant à la validité, la légalité et la force exécutoire de ce contrat en vertu des lois de la République de Guinée.

A l'issue de cet examen mon constat est le suivant :

A/ La forme du contrat est substantiellement la même que celle décrite dans le Code Pétrolier de 1986 .dans son Article 8 h.

Ledit contrat est défini comme un « contrat de service à risque ». Il s'agit d'un contrat exclusif portant sur l'exploration et l'exploitation de ressources pétrolières au large des côtes de la République de Guinée.

Ce contrat est conforme en tous ses aspects importants aux exigences stipulées dans le cadre du Code Pétrolier de la République de Guinée et de son Décret d'application.

B/ Le Code Pétrolier et son Décret d'application ont été promulgués par le Président de la République de Guinée en 1986. Il s'agit de la seule et unique réglementation relative aux activités d'exploration et d'exploitation pétrolières actuellement en vigueur

C/ Une nouvelle constitution a été votée en Décembre 1990 par Référendum pour transférer le pouvoir au peuple en 1993.

La constitution de 1992 prévoyait la formation d'une Assemblée Nationale désormais chargée de légiférer en toutes matières de sa compétence.

Le Code Pétrolier n'a fait l'objet d'aucun changement ou modification depuis sa mise en vigueur le 23 Septembre 1986.

D/ Un précédent juridique a été établi en 1995 lorsque le premier Contrat de Partage de Production, un contrat de service à risque comme le définit l'Article 26 du Code Pétrolier a été rédigé et signé conformément aux dispositions et en vertu du Code Pétrolier de 1986.

A titre de référence, ledit Code Pétrolier, que nous avons étudié en détail, définit dans son Article 26 le « contrat de service à risque »comme un contrat par lequel le contractant assume tous les risques financiers d'une opération pétrolière pour le compte de l'Etat ou d'une société nationale. Le Code Pétrolier prévoit spécifiquement la détermination, la négociation et la signature des contrats pétroliers par le « Ministre chargé du secteur des hydrocarbures ».

Lesdits Contrats peuvent également être cosignés par le Ministre chargé de l'Economie et des Finances.

Toutefois il n'est pas obligatoire que ces contrats soient signés par le Président de la République ou le Chef de l'Etat.

Comme le prévoit le Code Pétrolier, Le contrat de partage de production de 1995 a été signé par le Ministre chargé du secteur pétrolier, et contresigné par le Président de la République pour en conforter la solennité.

De tout ce qui précède, JE confirme que le Code Pétrolier de 1986 demeure en vigueur en République de Guinée.

E/ Au début de 2002, le contractant qui travaillait dans le cadre du contrat de 1995 et en conformité avec la législation de 1986 s'est vu accorder des permis et l'autorisation de procéder à des activités de prospection sismique. Conformément aux dispositions du Code Pétrolier de 1986 doté de son propre décret de mise en application référencé ci-dessus, il n'y a pas eu besoin d'un vote de l'Assemblée Nationale pour la délivrance desdits permis et autorisation.

F/ Le gouvernement de la République de Guinée a émis un accord de reconduction du contrat de 1995 pour permettre la poursuite des travaux dans le cadre de ce contrat.

G/ Le 29 octobre 2002, un nouveau Contrat de Partage de Production a été signé par le Ministre chargé du secteur des hydrocarbures, Dr. Alpha Mady SOUMAH, tel que le prévoit le code pétrolier.

Le Contrat de Partage de Production de 2002 prenait effet le 02 décembre 2002 et était également rédigé en conformité avec le code pétrolier de 1986 et en vertu de celui-ci.

J'ai examiné des correspondances qui indiquent que des travaux importants avaient été menés dans le cadre du Contrat de Partage de Production de 2002.

H/ Le Contrat de Partage de Production de Septembre 2006 était lui aussi et encore une fois rédigé en conformité avec le Code Pétrolier de 1986.

Ledit Contrat a été signé par le Ministre chargé du secteur des hydrocarbures et contresigné par le Ministre des Finances à l'issue d'une procédure très publique et d'un débat sérieux mené au sein du Gouvernement.

Le contrat de Septembre 2006 a fait l'objet de critiques largement diffusées dans les médias de Guinée et, en particulier, aux actualités télévisées nationales.

Ledit contrat a été dûment signé, estampillé et paraphé par Dr. Ousmane SYLLA, le Ministre des Mines et de la Géologie en sa qualité de Ministre chargé du secteur des hydrocarbures, conformément aux dispositions du Code Pétrolier.

l/ Le Contrat de Partage de Production de Septembre 2006 a été dûment signé par Famourou KOUROUMA, en sa qualité de Vice-président chargé des Affaires Guinéennes à SCS Corp.

J/ Le Contrat de Partage de Production de 2006 en son Article 5.2 stipule que « en reconnaissance des frais encourus et des travaux effectués par SCS Corporation par le passé, le gouvernement doit autoriser la participation de SCS à tout autre développement de la zone rétrocédée comme le prévoit l'article 5.1 ci-dessus en priorité mais de façon non exclusive».

K/ L'article 3.8 stipule que: « ...sauf dans le cas d'une renonciation à la zone du contrat telle qu'elle est définie à l'article 5.1 ci-dessous, auquel cas ce contrat n'expirera pas ».

OPINION JURIDIQUE

Compte tenu de mon étude et de l'examen détaillé du Contrat de Partage de Production de 2006, du Code Pétrolier de 1986 et Des autres documents cités plus haut,

J'émets l'opinion suivante:

1/ Le Contrat de Partage de Production de 2006 est légal et valide parce que conforme aux disposions du Code Pétrolier et de son Décret d'application.

2/ Ledit contrat a force exécutoire et force de loi pour les parties en vertu de l'Article 668 du Code Civil de la République de Guinée, et SCS peut se prévaloir de 100 % des droits et obligations prévus par ledit Contrat de Partage de Production de 2006.

3/ Jusqu'au vote du projet de loi par l'Assemblée Nationale, l'émission d'une opinion juridique par la Cour Suprême et la publication d'un décret présidentiel en rapport avec ledit contrat, SCS Corporation peut se prévaloir des droit exclusifs d'exploration et d'exploitation de la région sur laquelle porte le Contrat de Partage de Production de 2006.

4/ Le Contrat de Partage de Production de 2006 est entré en vigueur le 22 septembre 2006 lorsque les deux parties, le Gouvernement de la République de Guinée et SCS Corporation ont procédé a sa signature et a son approbation par l'apposition des signatures de FAMOUROU KOUROUMA Vice-président aux Affaires Guinéennes de SCS Corporation et Dr OUSMANE SYLLA, Ministre en charge du secteur des Hydrocarbures conformément au Code Pétrolier DE 1986.

5/ A la suite du vote du projet de loi par l'Assemblée Nationale, de l'émission d'une opinion juridique par la Cour Suprême confirmant la validité et la légalité de ce contrat et de la publication d'un décret présidentiel comme le prévoit l'article 5.1, le Contrat de Partage de Production de Septembre 2006 deviendra une loi.

6/ Cependant lorsque les conditions décrites à l'article 5.1 auront été satisfaites, SCS Corporation devra rétrocéder 64% (Soixante quatre pour cent) de la zone du contrat original à la République de Guinée.

7/ Les droits exclusifs portant sur 64% (soixante quatre pour cent) de la zone du contrat pourront dès lors être convertis en droits prioritaires de participation et SCS Corporation devra choisir la zone aux droits exclusifs qu'elle rétrocédera et définir les droits prioritaires de participation nécessaires à la compensation de SCS pour les travaux effectués par le passé.

8/ Les droits de participation prioritaires pour la compensation de SCS Corporation seront définis dans le document de rétrocession lorsque les actes requis du Gouvernement de la République de Guinée pour une telle renonciation auront été exécutés.

9/ Enfin, à la suite d'une rétrocession et de la conversion d'une partie des droits prioritaires mais non exclusifs en participation de SCS, SCS Corporation conservera pendant toute la durée du contrat initial et de ses périodes de renouvellement des droits exclusifs d'exploration et d'exploitation sur l'intégralité de la zone des 36% (Trente six pour cent ) du contrat initial non rétrocédé .

/s/ ALPHA OUMAR DIALLO

Nom de l'Avocat de Guinée:     Ma tre ALPHA OUMAR DIALLO

Inscrit au Tableau de l'Ordre des Avocats de Guinée
Sous le NUMERO 25 du 19 OCTOBRE 1989

Adresse:	Immeuble LABE 3ème Etage Cité Chemin de Fer B. P. 1294 CONAKRY République de Guinée